Core Scientific Appoints Steve Smith to Board of Directors Industry Veteran with 35+ Years of Leadership Experience in Data Center, Digital Infrastructure and Technology Industries AUSTIN, Texas, May 26, 2026 – Core Scientific, Inc. (Nasdaq: CORZ) (“Core Scientific” or the “Company”), a leader in digital infrastructure for high-density colocation (“HDC”), today announced the appointment of Steve Smith to its Board of Directors, effective immediately. Mr. Smith will also serve on the Company’s Nominating and Corporate Governance Committee. Mr. Smith brings over 35 years of leadership experience in the data center, digital infrastructure and technology industries. He is currently Chief Executive Officer of Zayo Group, a global internet network provider since 2020. Previously, Mr. Smith served as CEO and President of Equinix from 2007 to 2018, where he led the company in scaling annual revenue from approximately $400 million to more than $4 billion and oversaw the successful integration of more than 20 acquisitions. Prior to Equinix, Mr. Smith held senior leadership roles at HP Services, Lucent Technologies and Electronic Data Systems Corporation. Mr. Smith currently serves on the boards of directors of Zayo and NEXTDC, a publicly traded Australian data center company. He graduated from the U.S. Military Academy at West Point with a Bachelor of Science in Engineering. “Steve is a respected industry veteran with a proven record of value creation, deep commercial relationships and extensive operational expertise. His experience will be highly valuable as Core Scientific executes one of the market’s largest multi-site AI infrastructure build-outs,” said Adam Sullivan, Chief Executive Officer of Core Scientific. “We look forward to welcoming him to the Board and benefiting from his insights as we continue our evolution to scale the business and advance our long-term power infrastructure strategy.” “Core Scientific is well-positioned to capture the meaningful opportunities ahead as demand for high-performance compute infrastructure continues to accelerate,” said Mr. Smith. “The Company has demonstrated an impressive ability to deliver large-scale infrastructure projects, and I am excited to work alongside the Board and management team to help build on that momentum and support the Company’s continued growth and value creation.” About Core Scientific, Inc.

-more- Core Scientific is a leader in designing, building and operating large scale, purpose-built data centers for high-density colocation (“HDC”) services. Core Scientific operates facilities for high-density colocation services serving artificial intelligence-related (“AI”) workloads and is a premier provider of digital infrastructure, software solutions and services to its third-party customers. The majority of the Company's revenue is derived from high-density colocation services, with the remainder derived from earning digital assets for the Company's own account and from digital asset mining hosting services. The Company is in the process of repurposing its remaining mining facilities to support its high-density colocation services business as circumstances allow. Core Scientific’s facilities are located in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (4). To learn more, visit www.corescientific.com. Special Note Regarding Forward-Looking Statements This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Forward- looking statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s ability to scale and grow its business, successfully complete construction of its data centers, source sufficient electrical energy, necessary long lead infrastructure components, supplies and equipment, the advantages and expected growth of the Company, the Company’s ability to source and retain talent, and our ability to source and consummate acquisitions of entities holding suitable land and power. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Part I. Item 1A. — “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.

-end- There may be additional risks that the Company could not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release and should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Please follow us on: https://www.linkedin.com/company/corescientific/ https://twitter.com/core_scientific https://www.youtube.com/@Core_Scientific Investors: ir@corescientific.com Media: press@corescientific.com